Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	(4) Amounts (4)				Percent of Sales
	November 3, 2019	October 28, 2018		% Over (Under)	November 3, 2019	October 28, 2018

Net sales	$72,619	77,006		(5.7)%	100.0%	100.0%
Cost of sales	58,516	63,680	(1)(3)	(8.1)%	80.6%	82.7%
Gross profit	14,103	13,326		5.8%	19.4%	17.3%

Selling, general and
administrative expenses	10,120	10,103	(3)	0.2%	13.9%	13.1%
Restructuring credit	-	(1,061)	(2)	(100.0)%	0.0%	(1.4)%
Income from operations	3,983	4,284		(7.0)%	5.5%	5.6%

Interest expense	30	18		66.7%	0.0%	0.0%
Interest income	(240)	(151)		58.9%	(0.3)%	(0.2)%
Other expense	87	142		(38.7)%	0.1%	0.2%
Income before income taxes	4,106	4,275		(4.0)%	5.7%	5.6%

Income tax expense *	1,898	1,276		48.7%	46.2%	29.8%

Loss from investment in unconsolidated joint venture	16	55		(70.9)%	0.0%	0.1%
Net income	2,192	2,944		(25.5)%	3.0%	3.8%
Net loss (income) attributable to non-controlling interest	108	(11)		N.M.	0.1%	(0.0)%
Net income attributable to Culp Inc. common shareholders	$2,300	2,933		(21.6)%	3.2%	3.8%

Net income attributable to Culp Inc. common shareholders per share - basic	$0.19	$0.23		(17.4)%
Net income attributable to Culp Inc. common shareholders per share - diluted	$0.19	$0.23		(17.4)%
Average shares outstanding-basic	12,408	12,515		(0.9)%
Average shares outstanding-diluted	12,408	12,551		(1.1)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the three-month period ending October 28, 2018, includes a $270 restructuring related charge for operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(2)
The $1.1 million restructuring credit represents a $1.1 million gain on the sale of equipment partially offset by a charge of $63 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(3)
During the three-month period ending October 28, 2018, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the total $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)
See page 8 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods November 3, 2019 and October 28, 2018, which exclude certain charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR SIX MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED
	(4) Amounts (4)					Percent of Sales
	November 3, 2019		October 28, 2018		% Over (Under)	November 3, 2019	October 28, 2018

Net sales	$147,466		148,479		(0.7)%	100.0%	100.0%
Cost of sales	119,998		124,594	(1)(3)	(3.7)%	81.4%	83.9%
Gross profit	27,468		23,885		15.0%	18.6%	16.1%

Selling, general and
administrative expenses	20,831		18,136	(3)	14.9%	14.1%	12.2%
Restructuring credit	(35)	(2)	(610)	(2)	(94.3)%	(0.0)%	(0.4)%
Income from operations	6,672		6,359		4.9%	4.5%	4.3%

Interest expense	39		38		2.6%	0.0%	0.0%
Interest income	(490)		(301)		62.8%	(0.3)%	(0.2)%
Other expense	174		399		(56.4)%	0.1%	0.3%
Income before income taxes	6,949		6,223		11.7%	4.7%	4.2%

Income tax expense *	3,580		2,182		64.1%	51.5%	35.1%

Loss from investment in unconsolidated joint venture	3		132		(97.7)%	0.0%	0.1%
Net income	3,366		3,909		(13.9)%	2.3%	2.6%
Net loss (income) attributable to non-controlling interest	272		(19)		N.M.	0.2%	(0.0)%
Net income attributable to Culp Inc. common shareholders	$3,638		3,890		(6.5)%	2.5%	2.6%

Net income attributable to Culp Inc. common shareholders per share - basic	$0.29		$0.31		(6.5)%
Net income attributable to Culp Inc. common shareholders per share - diluted	$0.29		$0.31		(6.5)%
Average shares outstanding-basic	12,403		12,512		(0.9)%
Average shares outstanding-diluted	12,413		12,612		(1.6)%

 * Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the six-month period ending October 28, 2018, includes restructuring related charges totaling $1.8 million, of which $1.6 million pertains to inventory markdowns and $270 pertains to other operating costs associated with our closed upholstery fabrics facility located in Anderson, SC.

(2)
The $35 restructuring credit for the six-month period ending November 3, 2019, represents employee termination benefits associated with the closure of our Anderson, SC facility. The $610 restructuring credit for the six-month period ending October 28, 2018, represents a $1.1 million gain on the sale of equipment partially offset by a charge of $513 for employee  termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

(3)
During the six-month period ending October 28, 2018, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the total $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)	See page 9 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six-month periods November 3, 2019 and October 28, 2018, which exclude certain charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
NOVEMBER 3, 2019, OCTOBER 28, 2018, AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

	Amounts
	(Condensed)		Increase
	November 3,	October 28,	(Decrease)		* April 28,
	2019	2018	Dollars	Percent	2019

Current assets
Cash and cash equivalents	$47,183	14,768	32,415	219.5%	40,008
Short-term investments - Held-To-Maturity	-	26,719	(26,719)	(100.0)%	5,001
Accounts receivable	24,522	24,362	160	0.7%	23,751
Inventories	55,228	50,601	4,627	9.1%	50,860
Current income taxes receivable	776	-	776	100.0%	776
Assets held for sale	150	237	(87)	(36.7)%	-
Other current assets	2,710	2,461	249	10.1%	2,849
Total current assets	130,569	119,148	11,421	9.6%	123,245

Property, plant & equipment, net	46,973	51,325	(4,352)	(8.5)%	48,389
Goodwill	27,222	27,222	-	0.0%	27,222
Intangible assets	10,260	10,636	(376)	(3.5)%	10,448
Long-term investments - Rabbi Trust	7,575	7,851	(276)	(3.5)%	7,081
Right of use asset	5,879	-	5,879	100.0%	-
Noncurrent income taxes receivable	733	-	733	100.0%	733
Deferred income taxes	511	3,614	(3,103)	(85.9)%	457
Investment in unconsolidated joint venture	1,504	1,470	34	2.3%	1,508
Other assets	496	945	(449)	(47.5)%	643

Total assets	$231,722	222,211	9,511	4.3%	219,726

Current liabilities
Accounts payable - trade	$27,395	24,007	3,388	14.1%	24,377
Accounts payable - capital expenditures	402	114	288	252.6%	78
Operating lease liability - current	2,282	-	2,282	100.0%	-
Deferred revenue	375	649	(274)	(42.2)%	399
Accrued expenses	8,915	8,670	245	2.8%	9,192
Accrued restructuring costs	35	260	(225)	(86.5)%	124
Deferred compensation	-	714	(714)	(100.0)%	-
Income taxes payable - current	1,539	2,044	(505)	(24.7)%	1,022
Total current liabilities	40,943	36,458	4,485	12.3%	35,192

Accrued expenses - long-term	333	-	333	100.0%	333
Subordinated loan payable	925	-	925	100.0%	675
Operating lease liability - long-term	3,439	-	3,439	100.0%	-
Contingent consideration - Earn-Out Obligation	6,006	5,706	300	5.3%	5,856
Income taxes payable - long-term	3,442	3,233	209	6.5%	3,249
Deferred income taxes	3,283	2,225	1,058	47.6%	3,176
Deferred compensation	7,429	7,120	309	4.3%	6,998

Total liabilities	65,800	54,742	11,058	20.2%	55,479

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	161,520	162,918	(1,398)	(0.9)%	159,933
Non-controlling interest	4,402	4,551	(149)	(3.3)%	4,314
	165,922	167,469	(1,547)	(0.9)%	164,247

Total liabilities and
shareholders' equity	$231,722	222,211	9,511	4.3%	219,726

Shares outstanding	12,412	12,492	(80)	(0.6)%	12,391

*  Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
NOVEMBER 3, 2019, OCTOBER 28, 2018, AND APRIL 28, 2019
Unaudited
(Amounts in Thousands)

	Amounts
	November 3,	October 28,	April 28,
	2019	2018	2019*

Cash and cash equivalents	$47,183	$14,768	$40,008

Short-term investments - Held-To-Maturity	-	26,719	5,001

Total Cash and Investments	$47,183	$41,487	$45,009

* Derived from audited financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED
	Amounts
	November 3,	October 28,
	2019	2018

Cash flows from operating activities:
Net income	$3,366	3,909
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,893	4,056
Amortization	353	391
Stock-based compensation	467	(106)
Deferred income taxes	53	(2,081)
Realized loss on sale of short-term investments (Available for Sale)	-	94
Gain on sale of equipment	(93)	(1,079)
Loss from investment in unconsolidated joint venture	3	132
Foreign currency exchange gain	(106)	(102)
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	(835)	1,639
Inventories	(4,797)	3,767
Other current assets	(31)	379
Other assets	133	(10)
Accounts payable	3,564	(3,264)
Deferred revenue	(24)	(160)
Accrued expenses and deferred compensation	1,620	(1,472)
Accrued restructuring costs	(89)	260
Income taxes	770	247
Net cash provided by operating activities	8,247	6,600

Cash flows from investing activities:
Net cash paid for acquisition of businesses	-	(12,096)
Capital expenditures	(2,410)	(2,096)
Proceeds from the sale of property, plant, and equipment	363	1,280
Investment in unconsolidated joint venture	-	(100)
Proceeds from the sale of short-term investments (Held to Maturity)	5,000	4,000
Proceeds from the sale of short-term investments (Available for Sale)	-	2,458
Purchase of short-term investments (Available for Sale)	-	(10)
Purchase of long-term investments (Rabbi Trust)	(479)	(526)
Net cash provided by (used in) investing activities	2,474	(7,090)

Cash flows from financing activities:
Proceeds from line of credit	-	12,000
Payments on line of credit	-	(12,000)
Payments on vendor-financed capital expenditures	-	(1,412)
Proceeds from subordinated loan payable	250	-
Cash paid for acquisition of businesses	(1,532)	-
Dividends paid	(2,482)	(2,253)
Common stock surrendered for withholding taxes payable	(51)	(1,292)
Capital contribution from non-controlling interest	360	-
Common stock repurchased	-	(844)
Net cash used in financing activities	(3,455)	(5,801)

Effect of exchange rate changes on cash and cash equivalents	(91)	(169)

Increase (decrease) in cash and cash equivalents	7,175	(6,460)

Cash and cash equivalents at beginning of period	40,008	21,228

Cash and cash equivalents at end of period	$47,183	14,768

Free Cash Flow (1)	$5,630	3,577

(1) Free Cash Flow reconciliation is as follows:
	FY 2020	FY 2019
A) Net cash provided by operating activities	$8,247	6,600
B) Minus: Capital Expenditures	(2,410)	(2,096)
C) Plus: Proceeds from the sale of property, plant, and equipment	363	1,280
D) Minus: Investment in unconsolidated joint venture	-	(100)
E) Minus: Payments on vendor-financed capital expenditures	-	(1,412)
F) Minus: Purchase of long-term investments (Rabbi Trust)	(479)	(526)
G) Effects of exchange rate changes on cash and cash equivalents	(91)	(169)
Free Cash Flow	$5,630	3,577

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED
	Amounts				Percent of Total Sales
	November 3,	October 28,		% Over	November 3,	October 28,
Net Sales by Segment	2019	2018		(Under)	2019	2018

Mattress Fabrics	$35,459	37,205		(4.7)%	48.8%	48.3%
Upholstery Fabrics	33,884	35,017		(3.2)%	46.7%	45.5%
Home Accessories	3,276	4,784		(31.5)%	4.5%	6.2%

Net Sales	$72,619	77,006		(5.7)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$6,247	5,781		8.1%	17.6%	15.5%
Upholstery Fabrics	7,279	6,257		16.3%	21.5%	17.9%
Home Accessories	577	1,717		(66.4)%	17.6%	35.9%
Subtotal	14,103	13,755		2.5%	19.4%	17.9%

Other non-recurring charges	-	(159)	(1)	(100.0)%	0.0%	(0.2)%
Restructuring related charges	-	(270)	(1)	(100.0)%	0.0%	(0.4)%

Gross Profit	$14,103	13,326		5.8%	19.4%	17.3%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$2,953	2,872		2.8%	8.3%	7.7%
Upholstery Fabrics	3,806	3,535		7.7%	11.2%	10.1%
Home Accessories	928	1,694		(45.2)%	28.3%	35.4%
Unallocated Corporate expenses	2,433	1,913		27.2%	3.4%	2.5%
Subtotal	10,120	10,014		1.1%	13.9%	13.0%

Other non-recurring charges	-	89		(100.0)%	0.0%	0.1%

Selling, General and Administrative Expenses	$10,120	10,103		0.2%	13.9%	13.1%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$3,293	2,909		13.2%	9.3%	7.8%
Upholstery Fabrics	3,473	2,722		27.6%	10.2%	7.8%
Home Accessories	(350)	23		N.M.	(10.7)%	0.5%
Unallocated corporate expenses	(2,433)	(1,913)		27.2%	(3.4)%	(2.5)%
Subtotal	3,983	3,741		6.5%	5.5%	4.9%

Other non-recurring charges	-	(248)	(1)	(100.0)%	0.0%	(0.3)%
Restructuring credit and related charges	-	791	(1)	(100.0)%	0.0%	1.0%

Operating income	$3,983	4,284		(7.0)%	5.5%	5.6%

Depreciation Expense by Segment

Mattress Fabrics	$1,701	1,752		(2.9)%
Upholstery Fabrics	192	197		(2.5)%
Home Accessories	95	92		3.3%
Depreciation Expense	$1,988	2,041		(2.6)%

Notes

(1)	See page 8 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the three-month periods November 3, 2019 and October 28, 2018 for descriptions of these charges and credits.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(Unaudited)
(Amounts in thousands)

	SIX MONTHS ENDED
	Amounts				Percent of Total Sales
	November 3,	October 28,		% Over	November 3,	October 28,
Net Sales by Segment	2019	2018		(Under)	2019	2018

Mattress Fabrics	$74,145	71,603		3.6%	50.3%	48.2%
Upholstery Fabrics	65,744	69,507		(5.4)%	44.6%	46.8%
Home Accessories	7,577	7,369		2.8%	5.1%	5.0%

Net Sales	$147,466	148,479		(0.7)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$11,940	11,084		7.7%	16.1%	15.5%
Upholstery Fabrics	14,000	12,410		12.8%	21.3%	17.9%
Home Accessories	1,528	2,385		(35.9)%	20.2%	32.4%
Subtotal	27,468	25,879		6.1%	18.6%	17.4%

Other non-recurring charges	-	(159)	(1)	(100.0)%	0.0%	(0.1)%
Restructuring related charges	-	(1,835)	(1)	(100.0)%	0.0%	(1.2)%

Gross Profit	$27,468	23,885		15.0%	18.6%	16.1%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$6,024	5,384		11.9%	8.1%	7.5%
Upholstery Fabrics	7,652	7,161		6.9%	11.6%	10.3%
Home Accessories	2,416	2,330		3.7%	31.9%	31.6%
Unallocated Corporate expenses	4,739	3,172		49.4%	3.2%	2.1%
Subtotal	20,831	18,047		15.4%	14.1%	12.2%

Other non-recurring charges	-	89	(1)	(100.0)%	0.0%	0.1%

Selling, General and Administrative Expenses	$20,831	18,136		14.9%	14.1%	12.2%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$5,916	5,699		3.8%	8.0%	8.0%
Upholstery Fabrics	6,348	5,249		20.9%	9.7%	7.6%
Home Accessories	(888)	56		N.M.	(11.7)%	0.8%
Unallocated corporate expenses	(4,739)	(3,172)		49.4%	(3.2)%	(2.1)%
Subtotal	$6,637	7,832		(15.3)%	4.5%	5.3%

Other non-recurring charges	-	(248)	(1)	(100.0)%	0.0%	(0.2)%
Restructuring credit (expense) and related charges	35	(1,225)	(1)	(102.9)%	0.0%	(0.8)%

Operating income	6,672	6,359		4.9%	4.5%	4.3%

Return on Capital (2)

Mattress Fabrics	16.2%	23.9%
Upholstery Fabrics	61.2%	56.5%
Home Accessories	N.M.	N.M.
Unallocated Corporate	N.M.	N.M.
Consolidated	10.7%	18.4%

Capital Employed (2) (3)

Mattress Fabrics	$70,394	76,704		(8.2)%
Upholstery Fabrics	19,411	17,796		9.1%
Home Accessories	4,548	3,243		40.2%
Unallocated Corporate	31,409	32,110		(2.2)%
Consolidated	$125,762	129,853		(3.2)%

Depreciation Expense by Segment

Mattress Fabrics	$3,321	3,514		(5.5)%
Upholstery Fabrics	382	412		(7.3)%
Home Accessories	190	130		46.2%
Depreciation Expense	$3,893	4,056		(4.0)%

Notes

(1)	See page 9 for our Reconciliation of Selected Income Statement Information to Adjusted Results for the six-month periods November 3, 2019 and October 28, 2018 for descriptions of these charges and credits.

(2)	See pages 11 and 12 of this financial information release for calculations.

(3)	The capital employed balances are as of November 3, 2019 and October 28, 2018.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018

	THREE MONTHS ENDED (UNAUDITED)

	As Reported			November 3, 2019		As Reported				October 28, 2018
	November 3,	% of		Adjusted	% of	October 28,	% of			Adjusted	% of	% Over
	2019	Sales	Adjustments	Results	Sales	2018	Sales		Adjustments	Results	Sales	(Under)

Net sales	$72,619	100.0%	-	72,619	100.0%	77,006	100.0%		-	77,006	100.0%	-5.7%
Cost of sales	58,516	80.6%	-	58,516	80.6%	63,680	82.7%	(1)	(429)	63,251	82.1%	-7.5%
Gross Profit	14,103	19.4%	-	14,103	19.4%	13,326	17.3%		(429)	13,755	17.9%	2.5%

Selling, general and
administrative expenses	10,120	13.9%	-	10,120	13.9%	10,103	13.1%	(2)	(89)	10,014	13.0%	1.1%
Restructuring credit	-	0.0%	-	-	0.0%	(1,061)	-1.4%	(3)	1,061	-	0.0%	0.0%
Income from operations	3,983	5.5%	-	3,983	5.5%	4,284	5.6%		543	3,741	4.9%	6.5%

Interest expense	30	0.0%	-	30	0.0%	18	0.0%		-	18	0.0%	66.7%
Interest income	(240)	-0.3%	-	(240)	-0.3%	(151)	-0.2%		-	(151)	-0.2%	58.9%
Other expense	87	0.1%	-	87	0.1%	142	0.2%		-	142	0.2%	-38.7%
Income before income taxes	4,106	5.7%	-	4,106	5.7%	4,275	5.6%		543	3,732	4.8%	10.0%

Notes

(1)
The $429 represents a restructuring related charge of $270 for other operating costs associated with our closed Anderson, SC upholstery fabrics facility and a non-recurring charge of $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(2)	The $89 represents employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(3)
The $1.1 million restructuring credit represents a $1.1 million gain for the sale of equipment partially offset by a charge of $63 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE SIX MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018

					SIX MONTHS ENDED (UNAUDITED)

	As Reported				November 3, 2019		As Reported				October 28, 2018
	November 3,	% of			Adjusted	% of	October 28,	% of			Adjusted	% of	% Over
	2019	Sales		Adjustments	Results	Sales	2018	Sales		Adjustments	Results	Sales	(Under)

Net sales	$147,466	100.0%		-	147,466	100.0%	148,479	100.0%		-	148,479	100.0%	-0.7%
Cost of sales	119,998	81.4%		-	119,998	81.4%	124,594	83.9%	(2)	(1,994)	122,600	82.6%	-2.1%
Gross Profit	27,468	18.6%		-	27,468	18.6%	23,885	16.1%		(1,994)	25,879	17.4%	6.1%

Selling, general and
administrative expenses	20,831	14.1%		-	20,831	14.1%	18,136	12.2%	(3)	(89)	18,047	12.2%	15.4%
Restructuring credit	(35)	0.0%	(1)	35	-	0.0%	(610)	-0.4%	(4)	610	-	0.0%	0.0%
Income from operations	6,672	4.5%		35	6,637	4.5%	6,359	4.3%		(1,473)	7,832	5.3%	-15.3%

Interest expense	39	0.0%		-	39	0.0%	38	0.0%		-	38	0.0%	2.6%
Interest income	(490)	-0.3%		-	(490)	-0.3%	(301)	-0.2%		-	(301)	-0.2%	62.8%
Other expense	174	0.1%		-	174	0.1%	399	0.3%		-	399	0.3%	-56.4%
Income before income taxes	6,949	4.7%		35	6,914	4.7%	6,223	4.2%		(1,473)	7,696	5.2%	-10.2%

Notes

(1)	The $35 restructuring credit represents employee termination benefits associated with the closure of our Anderson, SC facility.

(2)
The $2.0 million represents a restructuring related charge of $1.6 million for inventory markdowns and $270 for operating costs associated with the closure of our Anderson, SC upholstery fabrics facility, as well as $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(3)	The $89 represents employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(4)
The $610 restructuring credit represents a $1.1 million gain for the sale of equipment partially offset by a charge of $513 for employee termination benefits associated with the closure of our Anderson, SC upholstery fabrics facility.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/27/2019	4/28/2019	8/4/2019	11/3/2019	11/3/2019

Net income (loss)	$3,060	$(1,511)	$1,174	$2,192	$4,915
Income taxes	1,225	3,017	1,682	1,898	7,822
Interest income, net	(251)	(210)	(241)	(210)	(912)
Other non-recurring charges	429	500	-	-	929
Restructuring expense (credit) and related charges	340	-	(35)	-	305
Depreciation and amortization expense	2,232	2,218	2,081	2,165	8,696
Stock based compensation	479	(243)	154	313	703
Adjusted EBITDA	$7,514	$3,771	$4,815	$6,358	$22,458

% Net Sales	9.7%	5.3%	6.4%	8.8%	7.6%

	Quarter Ended
					Trailing 12
					Months
	1/28/2018	4/29/2018	7/29/2018	10/28/2018	10/28/2018

Net income (loss)	$(748)	$12,666	$965	$2,944	$15,827
Income taxes	8,208	(6,217)	906	1,276	4,173
Interest income, net	(101)	(117)	(130)	(133)	(481)
Other non-recurring charges	-	-	-	248	248
Restructuring expense and related charges	-	-	2,016	(791)	1,225
Depreciation and amortization expense	2,048	2,096	2,160	2,287	8,591
Stock based compensation	864	(210)	(501)	395	548
Adjusted EBITDA	$10,271	$8,218	$5,416	$6,226	$30,131

% Net Sales	12.0%	10.5%	7.6%	8.1%	9.7%

% Over (Under)	-26.8%	-54.1%	-11.1%	2.1%	-25.5%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED NOVEMBER 3, 2019
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 3, 2019 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$11,822	$73,160	16.2%
Upholstery Fabrics	11,924	19,468	61.2%
Home Accessories	(1,678)	3,749	N.M.
(less: Unallocated Corporate)	(8,404)	31,082	N.M.
Total	$13,664	$127,459	10.7%

Average Capital Employed	As of the three Months Ended November 3, 2019					As of the three Months Ended August 4, 2019					As of the three Months Ended April 28, 2019
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$84,473	42,122	7,280	97,847	231,722	$83,056	40,456	6,414	94,521	224,447	$83,393	37,529	5,618	93,186	219,726
Total liabilities (5)	(14,079)	(22,711)	(2,732)	(26,278)	(65,800)	(11,854)	(20,352)	(2,301)	(25,604)	(60,111)	(10,996)	(18,114)	(2,215)	(24,154)	(55,479)

Subtotal	$70,394	$19,411	$4,548	$71,569	$165,922	$71,202	$20,104	$4,113	$68,917	$164,336	$72,397	$19,415	$3,403	$69,032	$164,247
Less:
Cash and cash equivalents	-	-	-	(47,183)	(47,183)	-	-	-	(44,236)	(44,236)	-	-	-	(40,008)	(40,008)
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-	-	-	-	(5,001)	(5,001)
Current income taxes receivable	-	-	-	(776)	(776)	-	-	-	(776)	(776)	-	-	-	(776)	(776)
Long-term investments - Rabbi Trust	-	-	-	(7,575)	(7,575)	-	-	-	(7,347)	(7,347)	-	-	-	(7,081)	(7,081)
Noncurrent income taxes receivable	-	-	-	(733)	(733)	-	-	-	(733)	(733)	-	-	-	(733)	(733)
Deferred income taxes - non-current	-	-	-	(511)	(511)	-	-	-	(486)	(486)	-	-	-	(457)	(457)
Deferred compensation - current	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	-	1,539	1,539	-	-	-	1,116	1,116	-	-	-	1,022	1,022
Income taxes payable - long-term	-	-	-	3,442	3,442	-	-	-	3,640	3,640	-	-	-	3,249	3,249
Deferred income taxes - non-current	-	-	-	3,283	3,283	-	-	-	2,543	2,543	-	-	-	3,176	3,176
Subordinated loan payable	-	-	-	925	925	-	-	-	925	925	-	-	-	675	675
Deferred compensation - non-current	-	-	-	7,429	7,429	-	-	-	7,232	7,232	-	-	-	6,998	6,998

Total Capital Employed	$70,394	$19,411	$4,548	$31,409	$125,762	$71,202	$20,104	$4,113	$30,795	$126,214	$72,397	$19,415	$3,403	$30,096	$125,311

	As of the three Months Ended January 27, 2019					As of the three Months Ended October 28, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$86,707	43,097	5,607	89,497	224,908	$86,494	37,442	5,203	93,072	222,211
Total liabilities (5)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)

Subtotal	$75,103	$20,614	$3,439	$68,076	$167,232	$76,704	$17,796	$3,243	$69,726	$167,469
Less:
Cash and cash equivalents	-	-	-	(26,418)	(26,418)	-	-	-	(14,768)	(14,768)
Short-term investments - Held-To-Maturity	-	-	-	(13,544)	(13,544)	-	-	-	(26,719)	(26,719)
Current income taxes receivable	-	-	-	-	-	-	-	-	-	-
Long-term investments - Rabbi Trust	-	-	-	(6,834)	(6,834)	-	-	-	(7,851)	(7,851)
Noncurrent income taxes receivable	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	-	(3,224)	(3,224)	-	-	-	(3,614)	(3,614)
Deferred compensation - current	-	-	-	-	-	-	-	-	714	714
Income taxes payable - current	-	-	-	642	642	-	-	-	2,044	2,044
Income taxes payable - long-term	-	-	-	3,294	3,294	-	-	-	3,233	3,233
Deferred income taxes - non-current	-	-	-	2,225	2,225	-	-	-	2,225	2,225
Subordinated loan payable	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	6,782	6,782	-	-	-	7,120	7,120

Total Capital Employed	$75,103	$20,614	$3,439	$30,999	$130,155	$76,704	$17,796	$3,243	$32,110	$129,853

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$73,160	$19,468	$3,749	$31,082	$127,459

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of November 3, 2019, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes receivable and payable, subordinated loan payable, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending November 3, 2019, August 4, 2019, April 28, 2019, January 27, 2019, and October 28, 2018.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED OCTOBER 28, 2018
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	October 28, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$18,624	$77,807	23.9%
Upholstery Fabrics	10,940	19,372	56.5%
Home Accessories	56	1,199	N.M.
(less: Unallocated Corporate)	(7,680)	21,083	N.M.
Total	$21,940	$119,461	18.4%

Average Capital Employed	As of the three Months Ended October 28, 2018					As of the three Months Ended July 29, 2018					As of the three Months Ended April 29, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$86,494	37,442	5,203	93,072	222,211	$93,601	37,386	4,463	90,922	226,372	$95,061	39,812	-	83,111	217,984
Total liabilities (5)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)	(17,335)	(18,679)	-	(18,594)	(54,608)

Subtotal	$76,704	$17,796	$3,243	$69,726	$167,469	$80,718	$19,506	$2,753	$63,053	$166,030	$77,726	$21,133	$-	$64,517	$163,376
Less:
Cash and cash equivalents	-	-	-	(14,768)	(14,768)	-	-	-	(8,593)	(8,593)	-	-	-	(21,228)	(21,228)
Short-term investments - Available-For-Sale	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,451)	(2,451)
Short-term investments - Held-To-Maturity	-	-	-	(26,719)	(26,719)	-	-	-	(30,756)	(30,756)	-	-	-	(25,759)	(25,759)
Long-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-	-	-	-	-	-	(5,035)	(5,035)
Long-term investments - Rabbi Trust	-	-	-	(7,851)	(7,851)	-	-	-	(7,671)	(7,671)	-	-	-	(7,326)	(7,326)
Deferred income taxes - non-current	-	-	-	(3,614)	(3,614)	-	-	-	(3,721)	(3,721)	-	-	-	(1,458)	(1,458)
Deferred compensation - current	-	-	-	714	714	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	-	2,044	2,044	-	-	-	1,244	1,244	-	-	-	1,437	1,437
Income taxes payable - long-term	-	-	-	3,233	3,233	-	-	-	3,733	3,733	-	-	-	3,758	3,758
Deferred income taxes - non-current	-	-	-	2,225	2,225	-	-	-	2,150	2,150	-	-	-	2,150	2,150
Line of credit	-	-	-	-	-	-	-	-	4,000	4,000	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,120	7,120	-	-	-	7,679	7,679	-	-	-	7,353	7,353

Total Capital Employed	$76,704	$17,796	$3,243	$32,110	$129,853	$80,718	$19,506	$2,753	$31,118	$134,095	$77,726	$21,133	$-	$15,958	$114,817

	As of the three Months Ended January 28, 2018					As of the three Months Ended October 29, 2017
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$93,827	43,458	-	79,559	216,844	$94,626	34,974	-	71,443	201,043
Total liabilities (5)	(18,418)	(22,781)	-	(23,463)	(64,662)	(16,150)	(17,225)	-	(14,588)	(47,963)

Subtotal	$75,409	$20,677	$-	$56,096	$152,182	$78,476	$17,749	$-	$56,855	$153,080
Less:
Cash and cash equivalents	-	-	-	(22,428)	(22,428)	-	-	-	(15,739)	(15,739)
Short-term investments - Available-For-Sale	-	-	-	(2,472)	(2,472)	-	-	-	(2,478)	(2,478)
Short-term investments - Held-To-Maturity	-	-	-	(17,206)	(17,206)	-	-	-	(4,015)	(4,015)
Long-term investments - Held-To-Maturity	-	-	-	(13,625)	(13,625)	-	-	-	(26,853)	(26,853)
Long-term investments - Rabbi Trust	-	-	-	(7,176)	(7,176)	-	-	-	(6,921)	(6,921)
Deferred income taxes - non-current	-	-	-	(1,942)	(1,942)	-	-	-	(491)	(491)
Deferred compensation - current	-	-	-	-	-	-	-	-	-	-
Income taxes payable - current	-	-	-	1,580	1,580	-	-	-	692	692
Income taxes payable - long-term	-	-	-	10,940	10,940	-	-	-	487	487
Deferred income taxes - non-current	-	-	-	2,096	2,096	-	-	-	4,641	4,641
Line of credit	-	-	-	-	-	-	-	-	-	-
Deferred compensation - non-current	-	-	-	7,216	7,216	-	-	-	6,970	6,970
								-
Total Capital Employed	$75,409	$20,677	$-	$13,079	$109,165	$78,476	$17,749	$-	$13,148	$109,373

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$77,807	$19,372	$1,199	$21,083	$119,461

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)
Return on average capital employed represents the last twelve months operating income as of October 28, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending October 28, 2018, July 29, 2018, April 29, 2018, January 28, 2018, and October 29, 2017.

(4)
Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

(5)
Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for our mattress fabrics, upholstery fabrics, and home accessories segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED NOVEMBER 3, 2019 AND OCTOBER 28, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	1/27/2019	4/28/2019	8/4/2019	11/3/2019	11/3/2019

Mattress Fabrics	$3,208	$2,698	$2,623	$3,293	$11,822
Upholstery Fabrics	3,799	1,777	2,875	3,473	11,924
Home Accessories	(311)	(479)	(538)	(350)	(1,678)
Unallocated Corporate	(1,628)	(2,037)	(2,306)	(2,433)	(8,404)
Subtotal	5,068	1,959	2,654	3,983	13,664
Other non-recurring charges	(429)	-	-	-	(429)
Restructuring (expense) credit and related charges	(340)	-	35	-	(305)

Operating income	$4,299	$1,959	$2,689	$3,983	$12,930

	Quarter Ended
					Trailing 12
					Months
	1/28/2018	4/29/2018	7/29/2018	10/28/2018	10/28/2018

Mattress Fabrics	$6,837	$6,088	$2,790	$2,909	$18,624
Upholstery Fabrics	3,510	2,181	2,527	2,722	10,940
Home Accessories	-	-	33	23	56
Unallocated Corporate	(2,703)	(1,805)	(1,259)	(1,913)	(7,680)
Subtotal	$7,644	$6,464	$4,091	$3,741	$21,940
Other non-recurring charges	-	-	-	(248)	(248)
Restructuring (expense) credit and related charges	-	-	(2,016)	791	(1,225)

Operating income	$7,644	$6,464	$2,075	$4,284	$20,467

% Over (Under)	-43.8%	-69.7%	29.6%	-7.0%	-36.8%